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                                                                EXHIBIT 10.16(D)












                         MUTUAL FUNDS SERVICE AGREEMENT



                           - TRANSFER AGENCY SERVICES















                                  NUVEEN FUNDS

                                 AUGUST 24, 1998




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                         MUTUAL FUNDS SERVICE AGREEMENT



                                TABLE OF CONTENTS

SECTION                                                                PAGE


1.      Appointment.................................................     1

2.      Representations and Warranties..............................     1

3.      Delivery of Documents.......................................     3

4.      Services Provided...........................................     3

5.      Fees and Expenses...........................................     4

6.      Limitation of Liability and Indemnification.................     6

7.      Term........................................................     8

8.      Notices.....................................................     9

9.      Waiver......................................................     9

10.     Force Majeure...............................................     9

11.     Additional Funds............................................     10

12.     Amendments..................................................     10

13.     Assignment..................................................     10

14.     Severability................................................     10

15.     Governing Law...............................................     10

Signatures..........................................................     10





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                         MUTUAL FUNDS SERVICE AGREEMENT



                          TABLE OF CONTENTS (CONTINUED)

                                                                         PAGE

Schedule A      --   Fees and Expenses..............................     A-1

Schedule B      --   List of Nuveen Funds and Jurisdictions under
                     which Funds are Organized......................     B-1

Schedule C      --   Transfer Agency Services Description...........     C-1


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                         MUTUAL FUNDS SERVICE AGREEMENT


                AGREEMENT made as of August 24, 1998 by and between the NUVEEN FUNDS (each, a "Fund" and collectively the "Funds"), for the Funds listed on Schedule B, and organized under the jurisdictions set forth on Schedule B, and CHASE GLOBAL FUNDS SERVICES COMPANY ("Chase"), a Delaware corporation.

                              W I T N E S S E T H:

                WHEREAS, each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                WHEREAS, each Fund wishes to contract with Chase to provide certain services with respect to the Fund;

                NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1. APPOINTMENT. The Funds hereby appoint Chase to provide services for the Funds, as described hereinafter, subject to the supervision of the Board of Directors or Trustees of the Funds (the "Board"), for the period and on the terms set forth in this Agreement. Chase accepts such appointment and agrees to furnish the services herein set forth in return for the compensation as provided in Section 5 of and Schedule A to this Agreement.

        2.      REPRESENTATIONS AND WARRANTIES.

                (a)      Chase represents and warrants to the Funds that:

                         (i)    Chase is a corporation, duly organized and
existing under the laws of the State of Delaware;

                         (ii) Chase is duly qualified to carry on its business
in the Commonwealth of Massachusetts;

                         (iii) Chase is empowered under applicable laws and by
its Articles of Incorporation and By-Laws to enter into and perform this Agreement;

                         (iv)   all  requisite  corporate  proceedings  have
been taken to authorize Chase to enter into and perform this Agreement;


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                         (v)    Chase has, and will continue to have, access to
the facilities, personnel and equipment required to fully perform its duties and obligations hereunder;

                         (vi)   no legal or administrative proceedings have been
instituted or threatened which would impair Chase's ability to perform its duties and obligations under this Agreement; and

                         (vii)  Chase's entrance into this Agreement shall not
cause a material breach or be in material conflict with any other agreement or obligation of Chase or any law or regulation applicable to Chase;

                (b) Each Fund represents and warrants to Chase that:

                         (i)    the Fund is a duly  organized  and existing and
in good standing under the laws of the jurisdictions set forth above its name on Schedule B;

                         (ii)   the Fund is empowered under applicable laws and
by its Charter Document and By-Laws to enter into and perform this Agreement;

                         (iii)  all requisite proceedings have been taken to
authorize the Fund to enter into and perform this Agreement;

                         (iv)   the Fund is an investment company properly
registered under the 1940 Act;

                         (v)    a  registration  statement  under the
Securities Act of 1933, as amended ("1933 Act") and the 1940 Act on Form N-1A has been filed and will be effective and will remain effective during the term of this Agreement, and all necessary filings under the laws of the states will have been made and will be current during the term of this Agreement;

                         (vi)   no legal or administrative proceedings have been
instituted or threatened which would impair the Fund's ability to perform its duties and obligations under this Agreement;

                         (vii)  the Fund's  registration  statement  complies in
all material respects with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and none of the Fund's prospectuses and/or statements of additional information contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein not misleading; and


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                         (viii) the Fund's entrance into this Agreement shall
not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it.

        3. DELIVERY OF DOCUMENTS. Each Fund will promptly furnish to Chase such copies, properly certified or authenticated, of contracts, documents and other related information that Chase may request or requires to properly discharge its duties. Such documents may include but are not limited to the following:

                (a) Resolutions of the Board authorizing the appointment of Chase to provide certain services to the Fund and approving this Agreement;

                (b)      The Fund's Charter Document;

                (c)      The Fund's By-Laws;

                (d) The Fund's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission ("SEC");

                (e) The Fund's registration statement including exhibits, as amended, on Form N-1A (the "Registration Statement") under the 1933 Act and the 1940 Act, as filed with the SEC;

                (f) Copies of the Investment Advisory Agreement between the Fund and its investment adviser (the "Advisory Agreement");

                (g)      Opinions of counsel and auditors' reports;

                (h) The Fund's prospectus(es) and statement(s) of additional information relating to all funds, series, portfolios and classes, as applicable, and all amendments and supplements thereto (such Prospectus(es) and Statement(s) of Additional Information and supplements thereto, as presently in effect and as from time to time hereafter amended and supplemented, herein called the "Prospectuses"); and

                (i) Such other agreements as the Fund may enter into from time to time including securities lending agreements, futures and commodities account agreements, brokerage agreements and options agreements.

        4.      SERVICES PROVIDED.

                (a) Chase will provide the following services subject to the control, direction and supervision of the Board and its designated agents and in compliance with the objectives, policies and limitations set forth in the Funds' Registration Statement, Charter Document and By-Laws; applicable laws and regulations; and all resolutions and policies implemented by the Board:


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                         (i)  Transfer Agency.

A description of the above service is contained in Schedule C to this Agreement.

                (b) Chase will also:

                         (i)  provide office  facilities  with respect to the
provision of the services contemplated herein (which may be in the offices of Chase or a corporate affiliate of Chase);

                         (ii) provide or otherwise obtain personnel sufficient
for provision of the services contemplated herein;

                         (iii) furnish equipment and other materials, which are
necessary or desirable for provision of the services contemplated herein; and

                         (iv) keep  records  relating to the services provided
hereunder in such form and manner as Chase may deem appropriate or advisable. To the extent required by Section 31 of the 1940 Act and the rules thereunder, Chase agrees that all such records prepared or maintained by Chase relating to the services provided hereunder are the property of the Funds and will be preserved for the periods prescribed under Rule 31a-2 under the 1940 Act, maintained at the Funds' expense, and made available in accordance with such Section and rules.

        5.      FEES AND EXPENSES.

                (a) As compensation for the services rendered to the Funds pursuant to this Agreement the Funds shall pay Chase monthly fees determined as set forth in Schedule A to this Agreement. Such fees are to be billed monthly and shall be due and payable upon receipt of the invoice. Upon any termination of the provision of services under this Agreement before the end of any month, the fee for the part of the month before such termination shall be prorated according to the proportion which such part bears to the full monthly period and shall be payable upon the date of such termination.

                (b) For the purpose of determining fees calculated as a function of each Fund's assets, the value of the Fund's assets and net assets shall be computed as required by its currently effective Prospectus, generally accepted accounting principles, and resolutions of the Board.

                (c) The Funds may request additional services, additional processing, or special reports, with such specifications, requirements and documentation as may be reasonably required by Chase. If Chase elects to provide such services or arrange for their provision, it shall be entitled to additional fees and expenses at its customary rates and charges.


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

                (d) Chase will bear its own expenses in connection with the performance of the services under this Agreement except as provided herein or as agreed to by the parties. Each Fund agrees to promptly reimburse Chase for any services, equipment or supplies ordered by or for the Fund through Chase and for any other expenses that Chase may incur on the Fund's behalf at the Fund's request or as consented to by the Fund. Such other expenses to be incurred in the operation of the Fund and to be borne by the Funds, include, but are not limited to: taxes; interest; brokerage fees and commissions; salaries and fees of officers, directors, or trustees who are not officers, directors, shareholders or employees of Chase, or the Fund's distributor; SEC and state Blue Sky registration and qualification fees, levies, fines and other charges; postage and mailing costs; costs of share certificates; advisory fees; independent public accountants and custodians; insurance premiums including fidelity bond premiums; legal expenses; consulting fees; customary bank charges and fees; expenses of typesetting and printing of Prospectuses for regulatory purposes and for distribution to current shareholders of the Fund (the Fund's distributor to bear the expense of all other printing, production, and distribution of Prospectuses, and marketing materials); expenses of printing and production costs of shareholders' reports and proxy statements and materials; expenses of proxy solicitation and annual meetings; costs and expenses of Fund stationery and forms; customer service telephone expenses, costs and expenses of telephone and data lines and devices which are specially requested by the Fund; costs associated with corporate or trust, shareholder, and Board meetings; trade association dues and expenses; reprocessing costs to Chase caused by third party errors; and any extraordinary expenses and other customary Fund expenses.

                (e) All fees, out-of-pocket expenses, or additional charges of Chase shall be billed on a monthly basis and shall be due and payable upon receipt of the invoice.

                (f) Chase will render, after the close of each month in which services have been furnished, a statement reflecting all of the charges for such month. Charges remaining unpaid after thirty (30) days shall bear interest in finance charges equivalent to, in the aggregate, the Prime Rate (as reasonably determined by Chase) plus two percent per year and all costs and expenses of effecting collection of any such sums, including reasonable attorney's fees, shall be paid by the Funds to Chase.

                (g) In the event that the Funds are more than sixty (60) days delinquent in payments of monthly billings in connection with this Agreement (with the exception of specific


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amounts which may be contested in good faith by the Funds), this Agreement may be terminated upon thirty (30) days' written notice to the Funds by Chase. The Funds must notify Chase in writing of any contested amounts within thirty (30) days of receipt of a billing for such amounts. Disputed amounts are not due and payable while they are being investigated.

        6.      LIMITATION OF LIABILITY AND INDEMNIFICATION.

                (a) Chase shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Funds, in connection with the matters to which this Agreement relates, except for a loss or expense solely caused by or resulting from willful misfeasance, bad faith or negligence on Chase's part in the performance of its duties or from reckless disregard by Chase of its obligations and duties under this Agreement. In no event shall Chase be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever, even if Chase has been advised of the likelihood of such loss or damage and regardless of the form of action.

                (b) Subject to Section 6(a) above, Chase shall not be responsible for, and the Funds shall indemnify and hold Chase harmless from and against, any and all losses, damages, costs, reasonable attorneys' fees and expenses, payments, expenses and liabilities incurred by Chase, any of its agents, or the Funds' agents in the performance of its/their duties hereunder, including but not limited to those arising out of or attributable to:

                         (i)   any and all actions of Chase or its officers
or agents required to be taken pursuant to this Agreement;

                         (ii)  the reasonable reliance on or use by Chase or
its officers or agents of information, records, or documents which are received by Chase or its officers or agents and furnished to it or them by or on behalf of the Funds, and which have been prepared or maintained by the Funds or any third party on behalf of the Funds;

                         (iii) the Funds' refusal or failure to comply with the
terms of this Agreement or the Funds' lack of good faith, or actions, or lack thereof, involving negligence or willful misfeasance;

                         (iv)  the breach of any representation or warranty of
the Funds hereunder;

                         (v)   the taping or other form of recording of
telephone conversations or other forms of electronic communications with investors and shareholders, or reasonable reliance by Chase on telephone or other electronic instructions of any person acting on behalf of a



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shareholder or shareholder account for which telephone or other electronic services have been authorized;

                         (vi)  the  reliance on or the carrying out by Chase
or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Funds or recognition by Chase of any share certificates which are reasonably believed to bear the proper signatures of the officers of the Funds and the proper countersignature of any transfer agent or registrar of the Funds;

                         (vii) any delays, inaccuracies, errors in or omissions
from information or data provided to Chase by data, corporate action, pricing services or securities brokers and dealers;

                         (viii) the offer or sale of shares by any Fund in
violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Funds or their other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Fund prior to the effective date of this Agreement;

                         (ix)   any failure of a Fund's registration statement
to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Fund's prospectus;

                         (x)    the actions taken by the Funds, their investment
adviser, and their distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply; and

                         (xi) all actions, inactions, omissions, or errors
caused by third parties to whom Chase or the Funds has assigned any rights and/or delegated any duties under this Agreement at the request of or as required by the Funds, their investment advisers, distributor, administrator or sponsor.

                (c) In performing its services hereunder, Chase shall be entitled to reasonably rely on any oral or written instructions, notices or other communications, including electronic transmissions, from the Funds and their custodians, officers and directors, investors, agents and


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

other service providers and shareholders which Chase reasonably believes to be genuine, valid and authorized, and shall be indemnified by the Funds for any loss or expense caused by such reliance. Chase shall also be entitled to consult with and rely on the advice and opinions of outside legal counsel retained by the Funds, as necessary or appropriate.

                (d) Chase shall indemnify and hold the Funds harmless from and against any and all losses, damages, costs, charges, payments, expenses and liability, excluding attorneys' fees and costs, arising out of or attributable to Chase's refusal or failure to comply with the material terms of this Agreement, or Chase's lack of good faith, negligence or willful misconduct.

                (e) Subject to the above Sections 6 (a) through 6 (d), any costs or losses incurred by a Fund for the processing of any purchase, redemption, exchange or other share transactions at a price per share other than the price per share applicable to the effective date of the transaction (the foregoing being generally referred to herein as "as of" transactions) will be handled in the following manner:

                         (i)   For each calendar year, if all "as of"
transactions for the year, taken in the aggregate, result in a net loss to a Fund ("net loss"), Chase will reimburse the Fund for such net loss, except to the extent that such net loss may be offset by application of a "net benefit" to the Fund carried over from prior calendar years pursuant to sub-paragraph (ii) immediately below.

                         (ii)  For each calendar year, if all "as of"
transactions for the year, taken in the aggregate, result in a net benefit to a Fund ("net benefit"), the Fund shall not reimburse Chase for the amount of such net benefit; however, any "net benefit" for any calendar year may be used to offset, in whole or in part, any "net loss" suffered by the Fund in any future calendar year so as to reduce the amount by which Chase shall be required to reimburse the Fund for such "net loss" in such year pursuant to sub-paragraph
(i) immediately above.

                         (iii) Any "net loss" for which Chase reimburses a Fund
in any calendar year shall not be carried over into future years so as to offset any "net benefit" in such future years.

        7. TERM. This Agreement shall become effective on the date first hereinabove written for an initial term of four years. The Agreement may be modified or amended from time to time by mutual agreement between the parties hereto. After the initial term, the Agreement shall continue in effect unless terminated by either party on 6 months' prior written notice. Upon termination of this Agreement, each Fund shall pay to Chase such compensation and any


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reasonable out-of-pocket or other reimbursable expenses which may become due or payable under the terms hereof as of the date of termination or after the date that the provision of services ceases, whichever is later. If the Funds terminate the Agreement for any reason during the first year of the initial term, they will reimburse Chase in accordance with Schedule A.

        8. NOTICES. Any notice required or permitted hereunder shall be in writing and shall be deemed effective on the date of personal delivery (by private messenger, courier service or otherwise) or upon confirmed receipt of telex or facsimile, whichever occurs first, or upon receipt if by mail to the parties at the following address (or such other address as a party may specify by notice to the other):

               If to the Funds:

                        John Nuveen & Co., Incorporated
                        333 West Wacker Drive
                        Chicago, IL 60606
                        Attention:     Fund Controller
                        Fax:           (312) 917-8049

               If to Chase:

                        Chase Global Funds Services Company
                        73 Tremont Street
                        Boston, MA 02108
                        Attention:     Karl O. Hartmann, Esq., General Counsel
                        Fax:           (617) 557-8616

        9. WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that term or any term of this Agreement. Any waiver must be in writing signed by the waiving party.

        10. FORCE MAJEURE. Chase shall not be responsible or liable for any harm, loss or damage suffered by the Funds, their investors, or other third parties or for any failure or delay in performance of Chase's obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond Chase's control. In the event of a force majeure, any resulting harm, loss, damage, failure or delay by Chase will not give the Funds the right to terminate this Agreement.

        11. ADDITIONAL FUNDS. In the event that John Nuveen & Company Incorporated sponsors additional open-end management companies with respect to which it desires Chase to


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provide services under the terms of this Agreement, it shall so notify Chase in writing, and if Chase agrees in writing to provide such services, such Fund or Funds shall be subject to the terms of this Agreement and Schedule C shall be modified accordingly.

        12. AMENDMENTS. This Agreement may be modified or amended from time to time by mutual written agreement between the parties. No provision of this Agreement may be changed, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

        13. ASSIGNMENT. Chase may assign and delegate this Agreement and its rights and obligations hereunder without the consent of the other party.

        14. SEVERABILITY. If any provision of this Agreement is invalid or unenforceable, the balance of the Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance it shall nevertheless remain applicable to all other persons and circumstances.

        15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date first written above.

                                          NUVEEN FUNDS

                                          By:______________________________
                                          Name:____________________________
                                          Title:___________________________


                                          CHASE GLOBAL FUNDS
                                          SERVICES COMPANY

                                          By:______________________________
                                          Name:____________________________
                                          Title:___________________________


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                         MUTUAL FUNDS SERVICE AGREEMENT

                                   SCHEDULE A
                                FEES AND EXPENSES



                              TRANSFER AGENCY FEES


       A.     $18.50 per municipal fund account per annum
              $18.25 per equity fund account per annum
              $29.00 per money market fund account per annum

       B.     Out-of-pocket expenses, including but not limited to those in
              Section 5(d), will be computed, billed and payable monthly Customized systems and technology charges (excluding those projects covered under the conversion agreement) will be negotiated individually and billed along with out-of-pocket expenses.

       C. If the Funds terminate this Agreement for any reason whatsoever between the date of this Agreement and July 1, 1999, there will be immediately due and owing to Chase by Nuveen a $6 million charge; if between the date of July 1, 1999 and June 30, 2000, a $4 million charge; and if between July 1, 2000 and June 30, 2001, a $2 million charge. In addition, the Funds will reimburse Chase for all costs it incurs in connection with any conversion to another transfer agent.

                                      A-1

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                         MUTUAL FUNDS SERVICE AGREEMENT


                                   SCHEDULE B
                            (AS OF OCTOBER 22, 1998)


FLAGSHIP ADMIRAL FUNDS INC. (MARYLAND CORPORATION)

       Flagship Utility Income Fund


NUVEEN INVESTMENT TRUST (MASSACHUSETTS BUSINESS TRUST)

       Nuveen Growth and Income Stock Fund
       Nuveen Balanced Stock and Bond Fund
       Nuveen Balanced Municipal and Stock Fund
       Nuveen European Value Fund


NUVEEN INVESTMENT TRUST II (MASSACHUSETTS BUSINESS TRUST)

       Nuveen Rittenhouse Growth Fund


NUVEEN FLAGSHIP MUNICIPAL TRUST (MASSACHUSETTS BUSINESS TRUST)

       Nuveen Municipal Bond Fund
       Nuveen Insured Municipal Bond Fund
       Nuveen Flagship All-American Municipal Bond Fund
       Nuveen Flagship Limited Term Municipal Bond Fund
       Nuveen Flagship Intermediate Municipal Bond Fund


NUVEEN FLAGSHIP MULTISTATE TRUST I (MASSACHUSETTS BUSINESS TRUST)

       Nuveen Flagship Arizona Municipal Bond Fund
       Nuveen Flagship Colorado Municipal Bond Fund
       Nuveen Flagship Florida Municipal Bond Fund
       Nuveen Flagship Florida Intermediate Municipal Bond Fund
       Nuveen Maryland Municipal Bond Fund
       Nuveen Flagship New Mexico Municipal Bond Fund
       Nuveen Flagship Pennsylvania Municipal Bond Fund
       Nuveen Flagship Virginia Municipal Bond Fund

NUVEEN FLAGSHIP MULTISTATE TRUST II (MASSACHUSETTS BUSINESS TRUST)

       Nuveen California Municipal Bond Fund
       Nuveen California Insured Municipal Bond Fund
       Nuveen Flagship Connecticut Municipal Bond Fund
       Nuveen Massachusetts Municipal Bond Fund
       Nuveen Massachusetts Insured Municipal Bond Fund
       Nuveen Flagship New Jersey Municipal Bond Fund
       Nuveen Flagship New Jersey Intermediate Municipal Bond Fund Nuveen Flagship New York Municipal Bond Fund
       Nuveen New York Insured Municipal Bond Fund


NUVEEN FLAGSHIP MULTISTATE TRUST III (MASSACHUSETTS BUSINESS TRUST)

       Nuveen Flagship Alabama Municipal Bond Fund
       Nuveen Flagship Georgia Municipal Bond Fund
       Nuveen Flagship Louisiana Municipal Bond Fund
       Nuveen Flagship North Carolina Municipal Bond Fund
       Nuveen Flagship South Carolina Municipal Bond Fund
       Nuveen Flagship Tennessee Municipal Bond Fund


NUVEEN FLAGSHIP MULTISTATE TRUST IV (MASSACHUSETTS BUSINESS TRUST)

       Nuveen Flagship Kansas Municipal Bond Fund
       Nuveen Flagship Kentucky
       Municipal Bond Fund
       Nuveen Flagship Kentucky Limited Term Municipal Bond Fund
       Nuveen Flagship Michigan Municipal Bond Fund
       Nuveen Flagship Missouri Municipal Bond Fund
       Nuveen Flagship Ohio Municipal Bond Fund
       Nuveen Flagship Wisconsin Municipal Bond Fund


NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC. (MARYLAND CORPORATION)


NUVEEN TAX-FREE RESERVES, INC. (MARYLAND CORPORATION)


NUVEEN TAX-FREE MONEY MARKET FUND, INC. (MINNESOTA CORPORATION)

       Nuveen Massachusetts Tax-Free Money Market Fund
       Nuveen New York Tax-Free Money Market Fund

NUVEEN CALIFORNIA TAX-FREE FUND, INC.  (MARYLAND CORPORATION)

       Nuveen California Tax-Free Money Market Fund

                         MUTUAL FUNDS SERVICE AGREEMENT


                                   SCHEDULE C
                     DESCRIPTION OF TRANSFER AGENCY SERVICES


       The following is a general description of the transfer agency services Chase shall provide to each Fund.

       A. SHAREHOLDER RECORDKEEPING. Maintain records showing for each Fund shareholder the following: (i) name, address, appropriate tax certification and tax identifying number; (ii) number of shares of each Fund, portfolio or class; (iii) historical information including, but not limited to, dividends paid, date and price of all transactions including individual purchases and redemptions, based upon appropriate supporting documents; and (iv) any dividend reinvestment order, application, specific address, payment and processing instructions and correspondence relating to the current maintenance of the account.

       B. SHARE ISSUANCE. Record the issuance of shares of each Fund, portfolio or class. Except as specifically agreed in writing between Chase and the Fund, Chase shall have no obligation when countersigning and issuing and/or crediting shares to take cognizance of any other laws relating to the issue and sale of such shares except insofar as policies and procedures of the Stock Transfer Association recognize such laws.

       C. TRANSFER, PURCHASE, EXCHANGE AND REDEMPTION ORDERS. Process all orders for the transfer, purchase, exchange and redemption of shares of the Fund in accordance with the Fund's current prospectus and customary transfer agency policies and procedures, including electronic transmissions which the Fund acknowledges it has authorized, or in accordance with any instructions of the Fund or its agents which Chase reasonably believes to be authorized.

       D. SHAREHOLDER COMMUNICATIONS. Transmit all communications by the Fund to its shareholders promptly following the delivery by the Fund of the material to be transmitted by mail, telephone, courier service or electronically.

       E. PROXY MATERIALS. Assist with the mailing or transmission of proxy materials, tabulating votes, and compiling and certifying voting results. Services may include the provision of inspectors of election at any meeting of shareholders.

       F. SHARE CERTIFICATES. If permitted by Fund policies, and if a shareholder of the Fund requests a certificate representing shares, Chase as Transfer Agent, will countersign and mail a share certificate to the investor at his/her address as it appears on the Fund's shareholder records.

      G. RETURNED CHECKS. In the event that any check or other negotiable instrument for the payment of shares is returned unpaid for any reason, Chase will take such steps, as Chase may, in its discretion, deem appropriate and notify the Fund of such action. However, the Fund remains ultimately liable for any returned checks or negotiable instruments of its shareholders.

       H. SHAREHOLDER & BROKER-DEALER CORRESPONDENCE. Acknowledge all correspondence from shareholders and broker-dealers relating to share accounts and undertake such other shareholder and broker-dealer correspondence as may from time to time be mutually agreed upon.

       I. TAX REPORTING. Chase shall issue appropriate shareholder tax forms as required.

       J. DIVIDEND DISBURSING. Chase will prepare and mail checks, place wire transfers or credit income and capital gain payments to shareholders. The Fund will advise Chase of the declaration of any dividend or distribution and the record and payable date thereof at least five (5) days prior to the record date. Chase will, on or before the payment date of any such dividend or distribution, notify the Fund's Custodian of the estimated amount required to pay any portion of such dividend or distribution payable in cash, and on or before the payment date of such distribution, the Fund will instruct its Custodian to make available to Chase sufficient funds for the cash amount to be paid out. If a shareholder is entitled to receive additional shares by virtue of any such distribution or dividend, appropriate credits will be made to each shareholder's account.

       K. ESCHEATMENT. Chase shall provide escheatment services only with respect to the escheatment laws of the Commonwealth of Massachusetts, including those which relate to reciprocal agreements with other states.

       L. TELEPHONE SERVICES. Chase will provide staff coverage, training and supervision in connection with the Fund's telephone line for shareholder inquiries, and will respond to inquiries concerning shareholder records, transactions processed by Chase, procedures to effect the shareholder records and inquiries of a general nature relative to shareholder services.

       M. 12B-1. Chase will calculate and process all 12b-1 payments in accordance with each Fund's current prospectus.

       N. COMMISSION PAYMENTS. Chase will calculate and process all commission payments in accordance with each Fund's current prospectus.

       O. REQUESTS FOR INFORMATION. Chase will provide all required information in a timely fashion in support of regulatory filings.

       P. SAS 70. Chase will make available to the Funds' sponsor independent auditor reports in compliance with SAS 70.

       Q. REGULATORY CHANGES. Chase will provide assistance with the analysis and implementation of any changes required by regulatory bodies.

                                      C-3